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                                                             EXHIBIT 10(sssss)





                       Amendment to Employment Agreement
                                       of
                               Mitchell B. Rubin
                        Effective as of January 1, 1997

         The following amendment to the written employment agreement dated January 5, 1994 (the "Employment Agreement"), by and between Voice Powered Technology International, Inc. (the "Company") and Mitchell B. Rubin ("Employee") is made and entered into effective as of January 1, 1997 as follows:

         1.      Reduction in
                 Base Salary:              Subject to the provisions of
                                           Paragraph 2 below, Employee's Base
                                           Salary commencing effective as of
                                           January 1, 1997 and continuing for
                                           the shorter of either (referred to
                                           as the "Reduction Period") (A) the
                                           term of Employee's employment, or
                                           (B) December 31, 1997, the cash
                                           payment of the Employee Base Salary
                                           shall paid at the rate of the annual
                                           sum of One Hundred Thousand
                                           ($135,000) (the "Payment Rate");
                                           thereafter, the rate of payment of
                                           the Employee's Base Salary cash
                                           payment shall return to the amount
                                           otherwise provided in the Employment
                                           Agreement without regard to this
                                           Amendment.  During the Reduction
                                           Period, the difference between the
                                           Employee's Base Salary and the
                                           Payment Rate ("Deferred Payment")
                                           shall be accrued on the books of the
                                           Company as a valid and owing current
                                           obligation.  The Deferred Payment
                                           shall be payable by the Company to
                                           the Employee upon expiration of the
                                           term of  Employee's employment. The
                                           Board of Directors of the Company
                                           may, but is not obligated to,
                                           increase the Base Salary prior to
                                           expiration of the Reduction Period
                                           if, in its sole discretion, it deems
                                           such to be reasonable and
                                           appropriate.

         2.      Cessation of
                 Reduction:                Notwithstanding anything to the
                                           contrary in Paragraph 1 above, the
                                           cash payment reduction described in
                                           said Paragraph 1 shall automatically
                                           cease, and thereafter the cash
                                           payment of the Employee's Base
                                           Salary shall return to the amount
                                           otherwise provided in the Employment
                                           Agreement without regard to this
                                           Amendment and notwithstanding that
                                           the Reduction Period may not have

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                                          expired and the Deferred Payment shall
                                          become immediately due and payable
                                          upon the occurrence of any of the
                                          following: (A) the acquisition by
                                          any person or entity, or by any
                                          group (as such term is used for
                                          purposes of Section 13(d) of the
                                          Securities Exchange Act of 1934, as
                                          amended, and the rules, regulations,
                                          and forms thereunder, of 20% or more
                                          of the outstanding voting securities
                                          of the Company; (B) the approval by
                                          either the Board of Directors or the
                                          shareholders of the Company of any
                                          merger or other reorganization (as
                                          such term is defined in Section 181
                                          of the California Corporations Code)
                                          involving the Company; (c)
                                          termination of Employee's employment
                                          under either paragraph 5(a)(3) or
                                          5(a)(4) (but, as concerns said
                                          paragraph 5(a)(4), only in the case
                                          of mental or physical disability or
                                          death as described in said paragraph
                                          5(a)(4) and in no other case); or
                                          (d) the filing of any petition by or
                                          against the Company under the United
                                          States Bankruptcy Code.

         3.      No Other
                 Changes: Except as expressly provided in this Amendment, the Employment Agreement shall remain in full force and effect, without any other change, amendment, or alteration.


         EXECUTED effective as of January 1, 1997 by the Company and Employee.

                                      The Company -- Voice Powered Technology
                                      International, Inc., a California
                                      corporation


                                       By:   Edward M. Krakauer
                                             --------------------------------
                                             Its:  President


                                       Employee --    /s/ Mitchell B. Rubin,
                                       an individual  ----------------------
                                                          Mitchell B. Rubin





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